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                                                    Exhibit 23.1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-68894, 33-80480, 33-93756, and 33-08507.


                                      /s/ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
 March 31, 1998